_____________________________________________________________________________________

MASTER AMENDMENT NO. 1

dated as of August 26, 2001

among

ADOBE SYSTEMS INCORPORATED
as Lessee and Construction Agent,

SELCO SERVICE CORPORATION
(Doing Business in California as
OHIO SELCO SERVICE CORPORATION)
as Lessor,

VICTORY RECEIVABLES CORPORATION
as Note Purchaser,

THE VARIOUS FINANCIAL INSTITUTIONS PARTIES HERETO
as Liquidity Banks,

THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH
as Conduit Agent

and

KEYBANK NATIONAL ASSOCIATION
as Administrative Agent,

with

KEY GLOBAL FINANCE
as Structuring Agent.

_____________________________________________________________________________________

Lease Financing of Office Tower
Located in City of San Jose, Santa Clara County, California
for Adobe Systems Incorporated

MASTER AMENDMENT NO. 1

This MASTER AMENDMENT NO. 1 (this "Amendment") is entered into as of August 26, 2002, by and among ADOBE SYSTEMS INCORPORATED, a Delaware corporation ("Adobe"), as the Lessee (in such capacity, the "Lessee"); Adobe, as the Construction Agent (in such capacity, the "Construction Agent"); SELCO SERVICE CORPORATION, an Ohio corporation doing business in California as Ohio SELCO Service Corporation, as Lessor (together with its permitted successors and assigns, the "Lessor"); VICTORY RECEIVABLES CORPORATION, a Delaware Corporation, as the Note Purchaser (together with its permitted successors and assigns, the "Note Purchaser"); THE VARIOUS FINANCIAL INSTITUTIONS AS ARE OR MAY FROM TIME TO TIME BECOME PARTIES TO THE LIQUIDITY AGREEMENT, as the Liquidity Banks (together with their respective permitted successors and assigns, the "Liquidity Banks"); THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH, as conduit agent for the Note Purchaser (the "Conduit Agent"); and KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Participants (together with its permitted successors and assigns in such capacity, the "Administrative Agent"). All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in Appendix A to the Participation Agreement, dated as of September 26, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Participation Agreement") among the parties party hereto, and the rules of interpretation set forth in such Appendix A shall apply this Amendment.

W I T N E S S E T H:

WHEREAS, the Lessee, the Construction Agent and the Required Participants have agreed to amend (a) Section 5.1(j) of the Construction Agency Agreement and (b) Section 16.1(h) of the Lease as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and the other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Construction Agency Agreement and the Lease as follows:

ARTICLE I

AMENDMENTS

Section 1.1     Amendment to Section 5.1(j) of the Construction Agency Agreement. Section 5.1(j) of the Construction Agency Agreement is hereby amended and restated in its entirety to read as follows:

"(j)      Judgments. (i) One or more judgments, orders, decrees or arbitration awards requiring the Construction Agent and/or its Subsidiaries to pay an aggregate amount of $10,000,000 or more (exclusive of amounts covered by insurance issued by an insurer not an Affiliate of the Lessee and otherwise satisfying the requirements set forth in Section 9.1(d) of the Participation Agreement) shall be rendered against the Construction Agent and/or any of its Subsidiaries in connection with any single or related series of transactions, incidents or circumstances and the same shall not be satisfied, vacated or stayed for a period of ten (10) consecutive days; or (ii) any judgment, writ, assessment, warrant of attachment, tax lien or execution or similar process shall be issued or levied against a substantial part of the property of the Construction Agent and its Subsidiaries taken as a whole and the same shall not be released, stayed, vacated or otherwise dismissed within ten (10) days after issue or levy; or"

Section 1.2     Amendment to Section 16.1(h) of the Lease. Section 16.1(h) of the Lease is hereby amended and restated in its entirety to read as follows:

"(h)      Judgments. (i) One or more judgments, orders, decrees or arbitration awards requiring the Lessee and/or its Subsidiaries to pay an aggregate amount of $10,000,000 or more (exclusive of amounts covered by insurance issued by an insurer not an Affiliate of the Lessee and otherwise satisfying the requirements set forth in Section 9.1(d) of the Participation Agreement) shall be rendered against the Lessee and/or any of its Subsidiaries in connection with any single or related series of transactions, incidents or circumstances and the same shall not be satisfied, vacated or stayed for a period of ten (10) consecutive days; or (ii) any judgment, writ, assessment, warrant of attachment, tax lien or execution or similar process shall be issued or levied against a substantial part of the property of the Lessee and its Subsidiaries taken as a whole and the same shall not be released, stayed, vacated or otherwise dismissed within ten (10) days after issue or levy; or"

ARTICLE II

MISCELLANEOUS

Section 2.1     Representations and Warranties. Each of the Lessee and the Construction Agent hereby represents and warrants to the Administrative Agent and each Participant as follows:

(a)      No CAA Default or Lease Default has occurred and is continuing or would result from the amendments contemplated hereby.

(b)      The execution, delivery and performance by the Lessee and the Construction Agent of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

(c)      This Amendment constitutes the legal, valid and binding obligations of the Lessee and the Construction Agent, as applicable, enforceable against the Lessee and the Construction Agent in accordance with its respective terms.

Section 2.2     Continuing Effectiveness; Ratification of Operative Documents. As herein amended, the Construction Agency Agreement, the Lease and each of the Operative Documents shall remain in full force and effect and each of the agreements and obligations contained therein (as amended hereby) is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references to the "Construction Agency Agreement" or the "Lease" in the Construction Agency Agreement, the Lease or the other Operative Documents, respectively, shall refer to the Construction Agency Agreement and the Lease, as applicable, as amended hereby.

Section 2.3     Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

Section 2.4     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 2.5     Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 2.6     Effectiveness. The amendments set forth in Article I above shall become effective as of the date hereof (the "Amendment Effective Date") upon the Administrative Agent's receipt of counterparts of this Amendment executed by Required Participants, the Lessee and the Construction Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ADOBE SYSTEMS INCORPORATED, as Lessee and Construction Agent
By: /s/ Murray J. Demo Name: Murray J. Demo Title: Senior Vice President and Chief Financial Officer
SELCO SERVICE CORPORATION, as Lessor
By: /s/ Donald C. Davis Name: Donald C. Davis Title: Vice President
KEYBANK NATIONAL ASSOCIATION, as Administrative Agent
By: /s/ Thomas A. Crandell Name: Thomas A. Crandell Title: Senior Vice President
VICTORY RECEIVABLES CORPORATION, as Note Purchaser
By: /s/ Karen A. Granquist Name: Karen A. Granquist Title: Secretary
THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH, as Conduit Agent
By: /s/ A.R. Reddy Name: A.R. Reddy Title: Vice President
KEYBANK NATIONAL ASSOCIATION, as Liquidity Bank
By: /s/ Thomas A. Crandell Name: Thomas A. Crandell Title: Senior Vice President
BNP PARIBAS, as Liquidity Bank and Syndication Agent
By: /s/ Tjalling Terpstra Name: Tjalling Terpstra Title: Director
THE CHASE MANHATTAN BANK, as Liquidity Bank
By: /s/ Anne Biancarni Name: Anne Biancarni Title: Vice President
BANK OF MONTREAL, as Liquidity Bank
By: /s/ Brian L. Banke Name: Brian L. Banke Title: Vice President
FLEET NATIONAL BANK, as Liquidity Bank
By: /s/ John B. Desmond Name: John B. Desmond Title: Director
THE NORTHERN TRUST COMPANY, as Liquidity Bank
By: /s/ Ashish S. Bhagwat Name: Ashish S. Bhagwat Title: Vice President